Exhibit 10.11

[Translation for informational purposes only]

Execution Version

SHORT FORM OF PLEDGE AND SECURITY AGREEMENT BETWEEN GRUPO AEROMÉXICO, S.A.B. DE C.V. AND CERTAIN OF ITS AFFILIATES, AS PLEDGORS, AND UMB BANK, N.A., AS PLEDGEE.

BACKGROUND

On November 14, 2024, Grupo Aeroméxico, S.A.B. de C.V. (“GAM”) and certain of its affiliates, including PLM Premier, S.A.P.I. de C.V. (“PLM Premier”), as Grantors (as defined in the Pledge Agreement, as defined below) (each one a “Pledgor”), and UMB BANK, N.A., as Collateral Agent (as defined in the Pledge Agreement, as defined below) for the benefit of the Secured Parties (as defined in the Pledge Agreement, as defined below) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Pledgee”), entered into a Pledge and Security Agreement (the “Pledge Agreement”).

WHEREAS, each Pledgor and the Pledgee, in their best interest, have decided to execute this agreement (the “Agreement”) in order to register the pledge granted under the Pledge Agreement over the Intellectual Property (as defined in the Pledge Agreement), including the Trademarks (as defined below) and the Patents (as defined below), before the Mexican Institute of Industrial Property (“IMPI”).

THEREFORE, each Pledgor hereby agrees with Pledgee to the following:

RECITALS AND

CLAUSES

RECITALS

I. Each Pledgor through its authorized signatories, declares individually:

a)

That it is a sociedad anónima de capital variable, (except for GAM, that is also a sociedad anónima bursátil, and PLM Premier, which is a sociedad anónima promotora de inversión de capital variable) duly organized and validly existing under the laws of the United Mexican States (“Mexico”);

b)	That is the owner of the trademarks and slogans identified in the list attached hereto as Exhibit “A”, which were duly granted and are in force, or are pending applications before the IMPI.

c)	That has full legal capacity and sufficient authority, as well as the necessary authorizations (corporate, organizational or otherwise), to validly enter into, deliver and perform this agreement.

d)

That the individual executing this Agreement in its name and on behalf of each Pledgor has sufficient power and authority, as well as the necessary corporate authorizations to validly execute and deliver this Agreement on its behalf.

II. The Pledgee through its authorized signatory, declares:

a)	That it is a National Association duly organized and validly existing under the laws of the United States of America; and

b)	That the individual executing this agreement in its name and on behalf of the Pledgee has sufficient power and authority to validly execute and deliver this agreement on its behalf.

III. Both parties hereby declare:

a)	That they mutually acknowledge the capacity of their authorized signatories.

b)	That both parties are willing to be bound by the following:

CLAUSES

FIRST. PLEDGE. By virtue of the Pledge Agreement, each Pledgor grants to the Pledgee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Pledgor’s right, title and interest in, to and under all personal property of such Pledgor and all other property or interests in its Intellectual Property, including, but not limited to:

a) the Trademarks (as defined below), in each case whether now owned by such Pledgor or existing or hereafter existing, acquired, developed, created or arising by or in favor of any Pledgor and wherever the same may be located (the “Trademark Collateral”), including, but not limited to, all distinctive signs registrations and applications, filed and/or obtained in Mexico, including, without limitation, the registrations and applications listed in Exhibit “A” attached hereto (as such schedule may be amended or supplemented from time to time, the “Trademarks”) and all extensions or renewals of any of the foregoing, together with (i) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (ii) all accrued and unaccrued causes of action (whether in contract, tort or otherwise) and the right to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for or otherwise recover for any past, present and future infringement, misuse, dilution, unfair competition or other violation of any of the foregoing (including expired items) or for any injury to the related goodwill, and (iii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and

b) the Patents, in each case whether now owned by such Pledgor or existing or hereafter existing, acquired, developed, created or arising by or in favor of any Pledgor and wherever the same may be located (the “Patent Collateral”, and together with the Trademark Collateral, the “Collateral”), including, but not limited to, all patents, utility models and industrial designs applied for, obtained and/or registered, as applicable, in Mexico, including, without limitation, each patent, utility model and industrial design, and each patent, utility model and industrial design application listed in Exhibit “B” attached hereto (as such schedule may be amended or supplemented from time to time, the “Patents”) and all provisionals, reissues, divisionals, substitutions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, together with (i) all accrued and unaccrued causes of action (whether in contract, tort or otherwise) or the right to claim, sue or collect damages for or enjoin or obtain other legal or equitable relief for or otherwise recover for any past, present and future infringement or other violation thereof, and (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto.

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge Agreement, and each Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Pledge Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The terms of this agreement are supplemental to and not in replacement of the terms of the Pledge Agreement, and the rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, but in addition to, those set forth in the Pledge Agreement. In the event that any provision of this Agreement is deemed to conflict with the Pledge Agreement, the provisions of the Pledge Agreement shall control.

Furthermore, so long as the Pledge Agreement is in effect, each Pledgor covenant and agree to comply with its obligations set forth in the Pledge Agreement in connection with the Collateral.

SECOND. TERMINATION. This Agreement shall remain in full force and effect until all of the Secured Obligations have been indefeasibly paid and performed in full and have been cancelled or terminated.

THIRD. CAPITALIZED TERMS. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Pledge Agreement.

FOURTH. REGISTER. Both parties grant a special and irrevocable power of attorney to Alfonso Enrico Aranalde Aguilar Álvarez, Luis Brugada Yáñez, Ernesto Gómez Pombo, Cristina Toledo Guerrero y Daniel Martínez Martínez, to be exercised jointly or separately on its behalf, for the recordal of this Agreement before the IMPI in the corresponding file to each Trademark, Patent and/or industrial or intellectual property right as applicable, in accordance with the content of article 2596 of Federal Civil Code, and its correlative articles of the Civil Codes of all the States of the Mexican Republic. Likewise, by means of this power of attorney the aforementioned persons are duly authorized to revoke and request the cancellation of the registrations filed with the above mentioned authority.

For the aforementioned purpose, the parties agree to perform all acts and submit and execute all documents required to record the security interest created under the Pledge Agreement before the IMPI, as well as to cancel such recordation when the Pledge Agreement is terminated.

GAM is obliged to file the request for the registration of this Agreement within 5 (five) Business Days following the date of signature of this Agreement.

FIFTH. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties in different counterparts, each of which, when executed and delivered as such, shall be deemed to be an original counterpart, in the understanding that all such counterparts shall constitute one and the same instrument.

SIXTH. GOVERNING LAW. This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, United States of America.

To the extent necessary for purposes of registration with the IMPI, this Agreement shall be governed by the Federal laws of Mexico.

SEVENTH. JURISDICTION. For the interpretation, performance and enforcement of this Agreement, each of the Parties hereto, hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan and the appellate courts from any thereof, and waives any other jurisdiction that could apply by virtue of its present or future domicile or any other reason. Each of the Parties hereto agrees that a final judgment in any such action or proceeding shall, to the extent permitted by law, be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

IN WITNESS WHEREOF, the Parties have caused this Short Form of Pledge and Security Agreement to be executed as of this November 14, 2024.

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[Translation for informational purposes only]

Execution Version

PLEDGOR/DEUDOR PRENDARIO

GRUPO AEROMEXICO, S.A.B. DE C.V.

By/Por: /s/ Ernesto Gómez Pombo

Name/Nombre: Ernesto Gómez Pombo

Title/Cargo: Representante Legal

By/Por: /s/ Daniel Martínez Martínez

Name/Nombre: Daniel Martínez Martínez

Title/Cargo: Representante Legal

WITNESS/TESTIGO

By/Por: /s/ Raúl Avila Pulido

Name/Nombre: Raúl Avila Pulido

Adress/Domicilio: Blvd Manuel Ávila Camacho 24

Piso 21, Lomas de Chapultepec,

Ciudad de México 11000

By/Por: /s/ Sofía Nava Baños

Name/Nombre: Sofía Nava Baños

Adress/Domicilio: Blvd Manuel Ávila Camacho 24

Piso 21, Lomas de Chapultepec,

Ciudad de México 11000

PLM PREMIER, S.A.P.I. DE C.V.

By/Por: /s/ Ernesto Gómez Pombo
Name/Nombre: Ernesto Gómez Pombo
Title/Cargo: Representante Legal

By/Por: /s/ Daniel Martínez Martínez
Name/Nombre: Daniel Martínez Martínez
Title/Cargo: Representante Legal

WITNESS/TESTIGO

By/Por: /s/ Raúl Avila Pulido
Name/Nombre: Raúl Avila Pulido
Adress/Domicilio: Blvd Manuel Ávila Camacho 24
Piso 21, Lomas de Chapultepec,
Ciudad de México 11000

By/Por: /s/ Sofía Nava Baños
Name/Nombre: Sofía Nava Baños
Adress/Domicilio: Blvd Manuel Ávila Camacho 24
Piso 21, Lomas de Chapultepec,
Ciudad de México 11000

PLEDGEE/ACREEDOR PRENDARIO

UMB BANK, National Association

By/Por: /s/ Paulina López Velazco
Name/Nombre: Paulina López Velazco
Title/Cargo: Representante Legal